Exhibit 10.6
Form of Request for Approval of Extension of Maturity Date and Amendment
April 5, 2007
VIA INTRALINKS
THE COMBINED LENDERS UNDER
THE APACHE CORPORATION GLOBAL
CREDIT FACILITY

Re:	Apache Corporation 2005 Global Credit Facility
Ladies and Gentlemen:
     Reference is made to (i) that certain Credit Agreement [U.S. Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “U.S. Credit Agreement”), among Apache Corporation (the “U.S. Borrower”), the lenders party thereto (the “U.S. Lenders”), JPMorgan Chase Bank, N.A., as Global Administrative Agent (the “Global Administrative Agent”), and the other agents party thereto; (ii) that certain Credit Agreement [Australian Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Australian Credit Agreement”), among Apache Energy Limited (the “Australian Borrower”), the Australian Lenders party thereto, the Global Administrative Agent, Citisecurities Limited, as Australian Administrative Agent (the “Australian Administrative Agent”), and the other agents party thereto; and (iii) that certain Credit Agreement [Canadian Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement and the Australian Credit Agreement, the “Combined Credit Agreements”), among Apache Canada Ltd. (the “Canadian Borrower”), the Canadian Lenders party thereto, the Global Administrative Agent, Royal Bank of Canada, as Canadian Administrative Agent (the “Canadian Administrative Agent”), and the other agents party thereto. Terms defined in the U.S. Credit Agreement are used herein with the same meanings.

I.	Extension of the Global Credit Facility
     In the March 23, 2007 Annual Certificate of Extension delivered to the Global Administrative Agent, the Australian Administrative Agent and the Canadian Administrative Agent which is attached hereto as Exhibit A, Borrower requested pursuant to Section 2.6 of each of the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement, respectively, the extension of the Maturity Date, and concomitantly the total “Commitments” (as defined under each of the Combined Credit Agreements), under each of the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement, respectively, from May 12, 2011 to May 12, 2012. Each of the U.S. Borrower, the Australian Borrower and the Canadian Borrower hereby certify that no Event of Default has occurred and is continuing under the Combined Credit Agreements.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

     This letter is to confirm that the Combined Lenders hereby agree to the extension of the Maturity Date under each of the Combined Credit Agreements and the related “Commitments” of the Combined Lenders from May 12, 2011 to May 12, 2012.

II.	Amendment of the Global Credit Facility
     The U.S. Borrower, the Australian Borrower, the Canadian Borrower, the Global Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent and the Combined Required Lenders hereby agree as follows:
     A. Amendments to U.S. Credit Agreement.
     (i). The second sentence of the definition of “Combined Commitments” contained in Section 1.1 of the U.S. Credit Agreement is amended in its entirety to read as follows:
“The initial amount of each Combined Lender’s Commitment is set forth on Schedule 2.1 to the applicable Combined Credit Agreement, or in a Assignment and Acceptance (as defined in this Agreement and the Canadian Credit Agreement) or in a Substitution Certificate (as defined in the Australian Credit Agreement) pursuant to which such Combined Lender shall have assumed its Combined Commitment, as applicable, or in an applicable Notice of Commitment Increase.”
     (ii). The definition of “Commitment” contained in Section 1.1 of the U.S. Credit Agreement is amended in its entirety to read as follows:
“ “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to Section 2.6 or pursuant to assignments by or to such Lender pursuant to Section 10.4, (c) increased from time to time pursuant to Section 2.21, and (d) terminated pursuant to Sections 4.1, 8.2 or 8.3. The amount of the Commitment represents such Lender’s maximum Revolving Credit Exposure hereunder. The initial amount of each Lender’s Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, or in an applicable Notice of Commitment Increase. The initial aggregate amount of the Lenders’ Commitments is $450,000,000.”
     (iii). Section 1.1 of the U.S. Credit Agreement is amended by inserting the following definitions of “CI Lender”, “Commitment Increase”, “Commitment Increase Effective Date”, “New Funds Amount”, “Notice of Commitment Increase”, “Reducing Percentage Lender” and “Reduction Amount” in appropriate alphabetical order:
“ “CI Lender” is defined in Section 2.21.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

“Commitment Increase” is defined in Section 2.21.
“Commitment Increase Effective Date” is defined in Section 2.21.
“New Funds Amount” is defined in Section 2.21.
“Notice of Commitment Increase” is defined in Section 2.21.”
“Reducing Percentage Lender” is defined in Section 2.21.
“Reduction Amount” is defined in Section 2.21.”
     (iv). The U.S. Credit Agreement is amended by inserting the following Section 2.21 after Section 2.20 of the U.S. Credit Agreement:
     “ SECTION 2.21 Increase in Commitments.
     (a) Subject to the terms and conditions set forth herein, the Borrower shall have the right, without the consent of the Lenders or the Global Administrative Agent, to cause from time to time an increase in the total amount of the Commitments (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Lenders hereunder and that are reasonably satisfactory to the Global Administrative Agent (each a “CI Lender”) or by allowing one or more existing Lenders to increase their respective Commitments; provided, however, that (i) no Event of Default shall have occurred which is continuing, (ii) no such Commitment Increase shall cause the total amount of the Commitments to exceed U.S.$700,000,000, (iii) no Lender’s Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute discretion) and (iv) if, on the effective date of such increase, any Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs in connection with the reallocation of such outstanding Loans.
     (b) Any Commitment Increase must be requested by written notice from the Borrower to the Global Administrative Agent (a “Notice of Commitment Increase”) in the form of Exhibit 2.21 attached hereto. Once the Notice of Commitment Increase is fully-executed, such notice and such Commitment Increase shall be effective on the proposed effective date set forth in such notice (not less than five (5) Business Days after receipt by the Global Administrative Agent) or on another date agreed to by the Global Administrative Agent and the Borrower (such date referred to as the “Commitment Increase Effective Date”).
     (c) On each Commitment Increase Effective Date, to the extent that there are Loans outstanding as of such date, (i) each CI Lender shall, by wire transfer of immediately available funds, deliver to the Global Administrative

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

Agent such CI Lender’s New Funds Amount, which amount, for each such CI Lender, shall constitute Loans made by such CI Lender to the Borrower pursuant to this Agreement on such Commitment Increase Effective Date, (ii) the Global Administrative Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Percentage Lender its Reduction Amount, which amount, for each such Reducing Percentage Lender, shall constitute a prepayment by the Borrower pursuant to Section 2.10, ratably in accordance with the respective principal amounts thereof, of the principal amounts of all then outstanding Loans of such Reducing Percentage Lender, and (iii) the Borrower shall be responsible to pay to each Lender any breakage fees or costs in connection with the reallocation of any outstanding Loans.
     (d) For purposes of this Section, the following defined terms shall have the following meanings: (1) “New Funds Amount” means the amount equal to the product of a Lender’s increased Commitment or a CI Lender’s Commitment (as applicable) represented as a percentage of the total amount of the Commitments after giving effect to the Commitment Increase, times the aggregate principal amount of the outstanding Loans immediately prior to giving effect to the Commitment Increase, if any, as of a Commitment Increase Effective Date (without regard to any increase in the aggregate principal amount of Loans as a result of borrowings made after giving effect to the Commitment Increase on such Commitment Increase Effective Date); (2) “Reducing Percentage Lender” means each then existing Lender immediately prior to giving effect to the Commitment Increase that does not increase its respective Commitment as a result of the Commitment Increase and whose relative percentage of the total amount of the Commitments shall be reduced as a result of such Commitment Increase; and (3) “Reduction Amount” means the amount by which a Reducing Percentage Lender’s outstanding Loans decrease as of a Commitment Increase Effective Date (without regard to the effect of any borrowings made on such Commitment Increase Effective Date after giving effect to the Commitment Increase).
     (e) Each Commitment Increase shall become effective on its Commitment Increase Effective Date and upon such effectiveness (i) the Global Administrative Agent shall record in its records the CI Lender’s information as provided in the Notice of Commitment Increase and pursuant to an Administrative Questionnaire in form satisfactory to the Global Administrative Agent that shall be executed and delivered by each CI Lender to the Global Administrative Agent on or before the Commitment Increase Effective Date, (ii) Schedule 2.1 hereof shall be amended and restated to set forth all Lenders (including any CI Lenders) that will be Lenders hereunder after giving effect to such Commitment Increase (which shall be set forth in Annex I to the applicable Notice of Commitment Increase) and the Global Administrative Agent shall distribute to each Lender (including each CI Lender) a copy of such amended and restated Schedule 2.1, and (iii) each CI Lender identified on the Notice of

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

Commitment Increase for such Commitment Increase shall be a “Lender” for all purposes under this Agreement.”
     (v). The U.S. Credit Agreement hereby is amended by inserting Exhibit 2.21-A to this letter agreement as Exhibit 2.21 to the U.S. Credit Agreement following Exhibit I to the U.S. Credit Agreement.
     B. Amendments to Australian Credit Agreement.
     (i). The second sentence of the definition of “Combined Commitments” contained in Section 1.1 of the Australian Credit Agreement is amended in its entirety to read as follows:
“The initial amount of each Combined Lender’s Commitment is set forth on Schedule 2.1 to the applicable Combined Credit Agreement, or in a Assignment and Acceptance (as defined in this U.S. Credit Agreement and the Canadian Credit Agreement) or in a Substitution Certificate pursuant to which such Combined Lender shall have assumed its Combined Commitment, as applicable, or in an applicable Notice of Commitment Increase.”
     (ii). The definition of “Commitment” contained in Section 1.1 of the Australian Credit Agreement is amended in its entirety to read as follows:
“ “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to Section 2.6 or pursuant to assignments by or to such Lender pursuant to Section 10.4, (c) increased from time to time pursuant to Section 2.21, and (d) terminated pursuant to Sections 4.1, 8.2 or 8.3. The amount of the Commitment represents such Lender’s maximum Credit Exposure hereunder. The initial amount of each Lender’s Commitment is set forth on Schedule 2.1, or in the Substitution Certificate pursuant to which such Lender shall have assumed its Commitment, as applicable, or in an applicable Notice of Commitment Increase. The initial aggregate amount of the Lenders’ Commitments is $150,000,000.”
     (iii). Section 1.1 of the Australian Credit Agreement is amended by inserting the following definitions of “CI Lender”, “Commitment Increase”, “Commitment Increase Effective Date”, “New Funds Amount”, “Notice of Commitment Increase”, “Reducing Percentage Lender” and “Reduction Amount” in appropriate alphabetical order:
“ “CI Lender” is defined in Section 2.21.
“Commitment Increase” is defined in Section 2.21.
“Commitment Increase Effective Date” is defined in Section 2.21.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

“New Funds Amount” is defined in Section 2.21.
“Notice of Commitment Increase” is defined in Section 2.21.”
“Reducing Percentage Lender” is defined in Section 2.21.
“Reduction Amount” is defined in Section 2.21.”
     (iv). The Australian Credit Agreement is amended by inserting the following Section 2.21 after Section 2.20 of the Australian Credit Agreement:
     “ SECTION 2.21 Increase in Commitments.
     (a) Subject to the terms and conditions set forth herein, the Borrower shall have the right, without the consent of the Lenders, the Global Administrative Agent or the Australian Administrative Agent, to cause from time to time an increase in the total amount of the Commitments (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Lenders hereunder and that are reasonably satisfactory to the Global Administrative Agent and the Australian Administrative Agent (each a “CI Lender”) or by allowing one or more existing Lenders to increase their respective Commitments; provided, however, that (i) no Event of Default shall have occurred which is continuing, (ii) no such Commitment Increase shall cause the total amount of the Commitments to exceed U.S.$300,000,000, (iii) no Lender’s Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute discretion) and (iv) if, on the effective date of such increase, any Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs in connection with the reallocation of such outstanding Loans.
     (b) Any Commitment Increase must be requested by written notice from the Borrower to the Global Administrative Agent and the Australian Administrative Agent (a “Notice of Commitment Increase”) in the form of Exhibit 2.21 attached hereto. Once the Notice of Commitment Increase is fully-executed, such notice and such Commitment Increase shall be effective on the proposed effective date set forth in such notice (not less than five (5) Business Days after receipt by the Global Administrative Agent and the Australian Administrative Agent) or on another date agreed to by the Global Administrative Agent, the Australian Administrative Agent and the Borrower (such date referred to as the “Commitment Increase Effective Date”).
     (c) On each Commitment Increase Effective Date, to the extent that there are Loans outstanding as of such date, (i) each CI Lender shall, by wire transfer of immediately available funds, deliver to the Australian Administrative

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

Agent such CI Lender’s New Funds Amount, which amount, for each such CI Lender, shall constitute Loans made by such CI Lender to the Borrower pursuant to this Agreement on such Commitment Increase Effective Date, (ii) the Australian Administrative Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Percentage Lender its Reduction Amount, which amount, for each such Reducing Percentage Lender, shall constitute a prepayment by the Borrower pursuant to Section 2.10, ratably in accordance with the respective principal amounts thereof, of the principal amounts of all then outstanding Loans of such Reducing Percentage Lender, and (iii) the Borrower shall be responsible to pay to each Lender any breakage fees or costs in connection with the reallocation of any outstanding Loans.
     (d) For purposes of this Section, the following defined terms shall have the following meanings: (1) “New Funds Amount” means the amount equal to the product of a Lender’s increased Commitment or a CI Lender’s Commitment (as applicable) represented as a percentage of the total amount of the Commitments after giving effect to the Commitment Increase, times the aggregate principal amount of the outstanding Loans immediately prior to giving effect to the Commitment Increase, if any, as of a Commitment Increase Effective Date (without regard to any increase in the aggregate principal amount of Loans as a result of borrowings made after giving effect to the Commitment Increase on such Commitment Increase Effective Date); (2) “Reducing Percentage Lender” means each then existing Lender immediately prior to giving effect to the Commitment Increase that does not increase its respective Commitment as a result of the Commitment Increase and whose relative percentage of the total amount of the Commitments shall be reduced as a result of such Commitment Increase; and (3) “Reduction Amount” means the amount by which a Reducing Percentage Lender’s outstanding Loans decrease as of a Commitment Increase Effective Date (without regard to the effect of any borrowings made on such Commitment Increase Effective Date after giving effect to the Commitment Increase).
     (e) Each Commitment Increase shall become effective on its Commitment Increase Effective Date and upon such effectiveness (i) the Global Administrative Agent and the Australian Administrative Agent shall record in its records the CI Lender’s information as provided in the Notice of Commitment Increase and pursuant to an Administrative Questionnaire in form satisfactory to the Global Administrative Agent and the Australian Administrative Agent that shall be executed and delivered by each CI Lender to the Global Administrative Agent and the Australian Administrative Agent on or before the Commitment Increase Effective Date, (ii) Schedule 2.1 hereof shall be amended and restated to set forth all Lenders (including any CI Lenders) that will be Lenders hereunder after giving effect to such Commitment Increase (which shall be set forth in Annex I to the applicable Notice of Commitment Increase) and the Australian Administrative Agent shall distribute to each Lender (including each CI Lender) a

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

copy of such amended and restated Schedule 2.1, and (iii) each CI Lender identified on the Notice of Commitment Increase for such Commitment Increase shall be a “Lender” for all purposes under this Agreement.”
     (v). The Australian Credit Agreement hereby is amended by inserting Exhibit 2.21-B to this letter agreement as Exhibit 2.21 to the Australian Credit Agreement following Exhibit G to the Australian Credit Agreement.
     C. Amendments to Canadian Credit Agreement.
     (i). The second sentence of the definition of “Combined Commitments” contained in Section 1.1 of the Canadian Credit Agreement is amended in its entirety to read as follows:
“The initial amount of each Combined Lender’s Commitment is set forth on Schedule 2.1 to the applicable Combined Credit Agreement, or in a Assignment and Acceptance (as defined in this Agreement and the U.S. Credit Agreement) or in a Substitution Certificate (as defined in the Australian Credit Agreement) pursuant to which such Combined Lender shall have assumed its Combined Commitment, as applicable, or in an applicable Notice of Commitment Increase.”
     (ii). The definition of “Commitment” contained in Section 1.1 of the Canadian Credit Agreement is amended in its entirety to read as follows:
“ “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to Section 2.6 or pursuant to assignments by or to such Lender pursuant to Section 10.4, (c) increased from time to time pursuant to Section 2.21, and (d) terminated pursuant to Sections 4.1, 8.2 or 8.3. The amount of the Commitment represents such Lender’s maximum Credit Exposure hereunder. The initial amount of each Lender’s Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, or in an applicable Notice of Commitment Increase. The initial aggregate amount of the Lenders’ Commitments is $150,000,000.”
     (iii). Section 1.1 of the Canadian Credit Agreement is amended by inserting the following definitions of “CI Lender”, “Commitment Increase”, “Commitment Increase Effective Date”, “New Funds Amount”, “Notice of Commitment Increase”, “Reducing Percentage Lender” and “Reduction Amount” in appropriate alphabetical order:
“ “CI Lender” is defined in Section 2.21.
“Commitment Increase” is defined in Section 2.21.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

“Commitment Increase Effective Date” is defined in Section 2.21.
“New Funds Amount” is defined in Section 2.21.
“Notice of Commitment Increase” is defined in Section 2.21.”
“Reducing Percentage Lender” is defined in Section 2.21.
“Reduction Amount” is defined in Section 2.21.”
     (iv). The Canadian Credit Agreement is amended by inserting the following Section 2.21 after Section 2.20 of the Canadian Credit Agreement:
     “ SECTION 2.21 Increase in Commitments.
     (a) Subject to the terms and conditions set forth herein, the Borrower shall have the right, without the consent of the Lenders, the Global Administrative Agent or the Canadian Administrative Agent, to cause from time to time an increase in the total amount of the Commitments (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Lenders hereunder and that are reasonably satisfactory to the Global Administrative Agent and the Canadian Administrative Agent (each a “CI Lender”) or by allowing one or more existing Lenders to increase their respective Commitments; provided, however, that (i) no Event of Default shall have occurred which is continuing, (ii) no such Commitment Increase shall cause the total amount of the Commitments to exceed U.S.$300,000,000, (iii) no Lender’s Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute discretion) and (iv) if, on the effective date of such increase, any Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs in connection with the reallocation of such outstanding Loans.
     (b) Any Commitment Increase must be requested by written notice from the Borrower to the Global Administrative Agent and the Canadian Administrative Agent (a “Notice of Commitment Increase”) in the form of Exhibit 2.21 attached hereto. Once the Notice of Commitment Increase is fully-executed, such notice and such Commitment Increase shall be effective on the proposed effective date set forth in such notice (not less than five (5) Business Days after receipt by the Global Administrative Agent and the Canadian Administrative Agent) or on another date agreed to by the Global Administrative Agent, the Canadian Administrative Agent and the Borrower (such date referred to as the “Commitment Increase Effective Date”).
     (c) On each Commitment Increase Effective Date, to the extent that there are Loans outstanding as of such date, (i) each CI Lender shall, by wire

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

transfer of immediately available funds, deliver to the Canadian Administrative Agent such CI Lender’s New Funds Amount, which amount, for each such CI Lender, shall constitute Loans made by such CI Lender to the Borrower pursuant to this Agreement on such Commitment Increase Effective Date, (ii) the Canadian Administrative Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Percentage Lender its Reduction Amount, which amount, for each such Reducing Percentage Lender, shall constitute a prepayment by the Borrower pursuant to Section 2.10, ratably in accordance with the respective principal amounts thereof, of the principal amounts of all then outstanding Loans of such Reducing Percentage Lender, and (iii) the Borrower shall be responsible to pay to each Lender any breakage fees or costs in connection with the reallocation of any outstanding Loans.
     (d) For purposes of this Section, the following defined terms shall have the following meanings: (1) “New Funds Amount” means the amount equal to the product of a Lender’s increased Commitment or a CI Lender’s Commitment (as applicable) represented as a percentage of the total amount of the Commitments after giving effect to the Commitment Increase, times the aggregate principal amount of the outstanding Loans immediately prior to giving effect to the Commitment Increase, if any, as of a Commitment Increase Effective Date (without regard to any increase in the aggregate principal amount of Loans as a result of borrowings made after giving effect to the Commitment Increase on such Commitment Increase Effective Date); (2) “Reducing Percentage Lender” means each then existing Lender immediately prior to giving effect to the Commitment Increase that does not increase its respective Commitment as a result of the Commitment Increase and whose relative percentage of the total amount of the Commitments shall be reduced as a result of such Commitment Increase; and (3) “Reduction Amount” means the amount by which a Reducing Percentage Lender’s outstanding Loans decrease as of a Commitment Increase Effective Date (without regard to the effect of any borrowings made on such Commitment Increase Effective Date after giving effect to the Commitment Increase).
     (e) Each Commitment Increase shall become effective on its Commitment Increase Effective Date and upon such effectiveness (i) the Global Administrative Agent and the Canadian Administrative Agent shall record in its records the CI Lender’s information as provided in the Notice of Commitment Increase and pursuant to an Administrative Questionnaire in form satisfactory to the Global Administrative Agent and the Canadian Administrative Agent that shall be executed and delivered by each CI Lender to the Global Administrative Agent and the Canadian Administrative Agent on or before the Commitment Increase Effective Date, (ii) Schedule 2.1 hereof shall be amended and restated to set forth all Lenders (including any CI Lenders) that will be Lenders hereunder after giving effect to such Commitment Increase (which shall be set forth in Annex I to the applicable Notice of Commitment Increase) and the Canadian

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

Administrative Agent shall distribute to each Lender (including each CI Lender) a copy of such amended and restated Schedule 2.1, and (iii) each CI Lender identified on the Notice of Commitment Increase for such Commitment Increase shall be a “Lender” for all purposes under this Agreement.”
     (v). The Canadian Credit Agreement hereby is amended by inserting Exhibit 2.21-C to this letter agreement as Exhibit 2.21 to the Canadian Credit Agreement following Exhibit G to the Canadian Credit Agreement.
     This letter agreement shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
     Please indicate your consent to (i) the extension of the Maturity Date under each of the Combined Credit Agreements and the related Commitments of the Combined Lenders from May 12, 2011 to May 12, 2012 and (ii) to the amendments outlined above by having an authorized signatory of your financial institution execute this letter in the space provided below and returning the executed page by the end of business on April 23, 2007, (i) via telecopy to Frank Bradley at (713) 238-4700, and (ii) via courier to: Mayer Brown Rowe & Maw LLP, 700 Louisiana, Suite 3400, Houston, Texas 77002, Attention: Frank Bradley.
     This letter may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same letter.
     By execution hereof, the Global Administrative Agent acknowledges its consent to the request for extension and to the amendments outlined above in its capacity as a U.S. Lender.
     If you have any questions, please do not hesitate to contact either Lisa Kopff of the Global Administrative Agent at (212) 270-6091, Pete Czerniakowski of Apache Corporation at (713) 296-6642 or Frank Bradley at Mayer Brown Rowe & Maw LLP at (713) 238-2700.

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

THE UNDERSIGNED CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS        DAY OF APRIL, 2007.

BANK OF AMERICA, N.A., as a U.S. Lender

By:
Name:
Title:

CITIBANK, N.A., as a U.S. Lender

By:
Name:
Title:

CALYON NEW YORK BRANCH, as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

MORGAN STANLEY BANK, as a U.S. Lender

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a U.S. Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

BAYERISCHE LANDESBANK — CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO BANK N.V., as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

FIFTH THIRD BANK, as a U.S. Lender

By:
Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION, as a U.S. Lender

By:

Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

WELLS FARGO BANK, NA, as a U.S. Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as a U.S. Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a U.S. Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a U.S. Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:
Name:
Title:

BNP PARIBAS, as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

CITISECURITIES LIMITED (ABN 51 008 489 610), as Australian Administrative Agent

By:
Name:
Title:

DEUTSCHE BANK AG, SYDNEY BRANCH (ABN 13 064 165 162), as an Australian Lender

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK (ARBN 074 112 011), as an Australian Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., SYDNEY BRANCH (ARBN 064 874 531), as an Australian Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

UBS AG, AUSTRALIA BRANCH (ABN 47 088 129 613), as an Australian Lender

By:
Name:
Title:

By:
Name:
Title:

CITIBANK, N.A. (ARBN 072 814 058), as an Australian Lender

By:
Name:
Title:

BARCLAYS BANK PLC, AUSTRALIAN BRANCH (ABN 86062 449 585), as an Australian Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as Canadian Administrative Agent

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

ROYAL BANK OF CANADA, as a Canadian Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender

By:
Name:
Title:

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
April 5, 2007

BNP PARIBAS (CANADA), as a Canadian Lender

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:
Name:
Title:
ACKNOWLEDGED AND AGREED:

APACHE CORPORATION, as U.S. Borrower

By:
Name:	Matthew W. Dundrea
Title:	Vice President and Treasurer

APACHE ENERGY LIMITED (ACN 009 301 964), as Australian Borrower

By:
Name:	Matthew W. Dundrea
Title:	Vice President and Treasurer

APACHE CANADA LTD., as Canadian Borrower

By:
Name:	Matthew W. Dundrea
Title:	Vice President and Treasurer

EXHIBIT A
Annual Certificate of Extension — 2007
[see attached]
Exhibit A — Page 1

EXHIBIT 2.21-A
Exhibit 2.21
NOTICE OF COMMITMENT INCREASE

JPMorgan Chase Bank, N.A.,
as Global Administrative Agent
for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention:	Rose Salvacion
Telephone:	(713) 750-2501
Facsimile:	(713) 427-6307
APACHE CORPORATION
Dear Sirs:
     This Notice of Commitment Increase is delivered to you pursuant to Section 2.21 of that certain Credit Agreement, dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among Apache Corporation, a Delaware corporation, Lenders party thereto, JPMorgan Chase Bank, N.A., as Global Administrative Agent (the “Global Administrative Agent”), and the other agents and lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
     Please be advised that Borrower hereby requests an increase effective                     , 20___1 in the aggregate Commitments under the Credit Agreement from $                     to $                    .2
      [CI Lender] has agreed [Language for existing Lender] [to increase effective                     , 20___ its Commitment under the Credit Agreement from $                     to $                     and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents] [Language if CI Lender is a new Lender] [effective                     , 20___ (a) to become a Lender under the Credit Agreement with a Commitment of $                     and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]
     The parties hereto have caused this Notice of Commitment Increase to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of                     , 200___.

[1]	Such date shall be no earlier than five (5) Business Days after receipt by the Global Administrative Agent of such Notice of Commitment Increase (unless an earlier date is otherwise agreed to by the Borrower, any applicable Lender or CI Lender, and the Global Administrative Agent).

[2]	After giving effect to the requested Commitment Increase, the total amount of the Commitments shall not exceed $700,000,000.
Exhibit 2.21 - A — Page 1

APACHE CORPORATION

By
Name:
Title:

ACKNOWLEDGED AND AGREED:

[Name of CI Lender]

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent

By:
Name:
Title:
Exhibit 2.21 - A — Page 2

EXHIBIT 2.21-B
Exhibit 2.21
NOTICE OF COMMITMENT INCREASE
Citisecurities Limited (ABN 51 008 489 610),
as Australian Administrative Agent
Level 23, 2 Park Street
Sydney N.S.W. 2000
Australia
Attention: Agency/Maria Mills/Trevor Dutton
Fax No: 61 2 8225 5244
Citicorp International Limited
13/F., Two Harbourfront
22 Tak Fung Street
Hunghom, Kowloon
Hong Kong
Attention: Dixon Koon/Maggie Tai
Facsimile: +852 2621 3183/4

JPMorgan Chase Bank, N.A.,
as Global Administrative Agent
for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention:	Rose Salvacion
Telephone:	(713) 750-2501
Facsimile:	(713) 427-6307
APACHE ENERGY LIMITED (ACN 009 301 964)
Dear Sirs:
     This Notice of Commitment Increase is delivered to you pursuant to Section 2.21 of that certain Credit Agreement, dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among Apache Energy Limited (ACN 009 301 964), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Global Administrative Agent, Citisecurities Limited (ABN 51 008 489 610), as Australian Administrative Agent, and the other agents and lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
Exhibit 2.21 - B — Page 1

     Please be advised that Borrower hereby requests an increase effective                     , 20___3 in the aggregate Commitments under the Credit Agreement from $                     to $                    .4
      [CI Lender] has agreed [Language for existing Lender] [to increase effective                     , 20___ its Commitment under the Credit Agreement from $                     to $                     and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents] [Language if CI Lender is a new Lender] [effective                     , 20___ (a) to become a Lender under the Credit Agreement with a Commitment of $                     and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]
     The parties hereto have caused this Notice of Commitment Increase to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of                     , 200___.

APACHE ENERGY LIMITED (ACN 009 301 964)

By:

Name:
Title:

[Any other Additional Borrowers (ACN )

By:

Name:
Title:]

APACHE CORPORATION, as Parent and party to Deed of Guaranty

By

Name:
Title:

[3]	Such date shall be no earlier than five (5) Business Days after receipt by the Global Administrative Agent and the Australian Administrative Agent of such Notice of Commitment Increase (unless an earlier date is otherwise agreed to by the Borrower, any applicable Lender or CI Lender, the Global Administrative Agent, and the Australian Administrative Agent).

[4]	After giving effect to the requested Commitment Increase, the total amount of the Commitments shall not exceed $300,000,000.
Exhibit 2.21 - B — Page 2

ACKNOWLEDGED AND AGREED:

[Name of CI Lender]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent

By:

Name:
Title:

CITISECURITIES LIMITED (ABN 51 008 489 610), as Australian Administrative Agent

By:
Name:
Title:
Exhibit 2.21 - B — Page 3

EXHIBIT 2.21-C
Exhibit 2.21
NOTICE OF COMMITMENT INCREASE
Royal Bank of Canada,
as Canadian Administrative Agent
200 Bay Street
12th floor, South Tower
Toronto, Ontario, M5J 2W7
Canada
Attention: Agency Services Group
Telephone: (416) 842-3901
Facsimile: (416) 842-4023

JPMorgan Chase Bank, N.A.,
as Global Administrative Agent
for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention:	Rose Salvacion
Telephone:	(713) 750-2501
Facsimile:	(713) 427-6307
APACHE CANADA LTD.
Dear Sirs:
     This Notice of Commitment Increase is delivered to you pursuant to Section 2.21 of that certain Credit Agreement, dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among Apache Canada Ltd., the Lenders party thereto, JPMorgan Chase Bank, as Global Administrative Agent, Royal Bank of Canada, as Canadian Administrative Agent, and the other agents and lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
     Please be advised that Borrower hereby requests an increase effective                     , 20___5 in the aggregate Commitments under the Credit Agreement from $                     to $                    .6

[5]	Such date shall be no earlier than five (5) Business Days after receipt by the Global Administrative Agent and the Canadian Administrative Agent of such Notice of Commitment Increase (unless an earlier date is otherwise agreed to by the Borrower, any applicable Lender or CI Lender, the Global Administrative Agent, and the Canadian Administrative Agent).

[6]	After giving effect to the requested Commitment Increase, the total amount of the Commitments shall not exceed $300,000,000.
Exhibit 2.21 - C — Page 1

      [CI Lender] has agreed [Language for existing Lender] [to increase effective                     , 20___ its Commitment under the Credit Agreement from $                     to $                     and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents] [Language if CI Lender is a new Lender] [effective                     , 20___ (a) to become a Lender under the Credit Agreement with a Commitment of $                     and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]
     The parties hereto have caused this Notice of Commitment Increase to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of                     , 200___.

APACHE CANADA LTD.

By:

Name:
Title:

[Any other Additional Borrowers

By:

Name:
Title:]

APACHE CORPORATION, as Parent and party to Guaranty

By

Name:
Title:

ACKNOWLEDGED AND AGREED:

[Name of CI Lender]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent

By:

Name:
Title:
Exhibit 2.21 - C — Page 2

ROYAL BANK OF CANADA, as Canadian Administrative Agent

By:
Name:
Title:
Exhibit 2.21 - C — Page 3